Schedule of Investments (Unaudited)		September 30, 2023
Monetta Young Investor Growth Fund
NUMBER OF SHARES		VALUE
COMMON STOCKS - 50.4%
Consumer Cyclical - 4.9%
Automobile-2.2%
3,000	Tesla, Inc. *	$750,660

Leisure Service-2.7%
6,000	DraftKings, Inc. *	176,640
2,000	Netflix, Inc. *	755,200
		931,840

Energy - 0.3%
Oil & Gas-Exploration & Production-0.3%
1,000	ConocoPhillips	119,800

Financial - 9.9%
Bank-Money Center-5.4%
13,000	JPMorgan Chase & Co.	1,885,260

Brokerage & Investment Management-0.5%
2,800	Charles Schwab Corp.	153,720

Finance-Miscellaneous-4.0%
3,500	MasterCard, Inc. - CL A	1,385,685

Healthcare - 1.5%
Healthcare-Patient Care-1.5%
1,000	UnitedHealth Group, Inc.	504,190

Retail - 10.2%
Retail-Major Chain-2.9%
1,500	Costco Wholesale Corp.	847,440
1,000	Wal-Mart Stores, Inc.	159,930
		1,007,370

Retail-Specialty-7.3%
20,000	Amazon.com, Inc. *	2,542,400

Technology - 23.6%
Computer Data Storage-9.1%
18,500	Apple, Inc.	3,167,385

Computer-Software-4.9%
5,000	Microsoft Corp.	1,578,750
2,400	Shopify, Inc. *	130,968
		1,709,718

Electronic-Semiconductor-1.5%
3,000	Advanced Micro Devices, Inc. *	308,460
500	NVIDIA Corp.	217,495
		525,955

Internet-8.1%
20,000	Alphabet, Inc. - CL C *	2,637,000
600	Meta Platforms, Inc. - CL A *	180,126
		2,817,126

Total Common Stocks (Cost $5,287,178)		17,501,109

EXCHANGE TRADED FUNDS - 48.5%
27,000	SPDR S&P 500 Trust (a)	11,541,960
13,500	Vanguard S&P 500	5,301,450
Total Exchange Traded Funds (Cost $7,094,368)		16,843,410

MONEY MARKET FUNDS - 1.3%
442,311	First American Government Obligations Fund - Class X, 5.26% ^	442,311
Total Money Market Funds (Cost $442,311)		442,311

	Total Investments (Cost $12,823,857) - 100.2%	34,786,830
	Liabilities in Excess of Other Assets - (0.2)%	(49,439)
	TOTAL NET ASSETS - 100.0%	$34,737,391

*	Non-Income Producing.
(a)
Fair value of this security exceeds 25% of the Fund's net assets. Additional information of this security, including the financial statements, is available from the SEC's EDGAR database at www.sec.gov.

^	Rate shown is the seven day effective yield at September 30, 2023.
	Industry classification provided by William O'Neil & Co., Inc.

Summary of Fair Value Exposure

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of September 30, 2023, the Fund's investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Common Stocks	$17,501,109	$-	$-	$17,501,109
Exchange Traded Funds	16,843,410	-	-	16,843,410
Money Market Funds	442,311	-	-	442,311
Total Investments in Securities	$34,786,830	$-	$-	$34,786,830

Refer to the Schedule of Investments for futher information on the classification of investments.